                        PACIFIC CAPITAL FUNDS
                        INSTITUTIONAL (B) SHARES
                        EXHIBIT 16
                        TOTAL RETURN
                        NO LOAD CALCULATIONS
                        DIVERSIFIED FIXED INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (10/14/94 TO 01/31/95):
                        (  1,023.4/1,000) - 1 =       2.34%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,021.3/1,000) - 1 =       2.13%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,033.8/1,000) - 1 =       3.38%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,021.3/1,000) - 1 =       2.13%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  DIVERSIFIED FIXED INCOME FUND


                                               (a-b)
                                            ----------
30-Day S.E.C. Yield Equation  =     2 *{[(      (cd)    +1)^6]-1}=


WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (  273,792.08 -   31,127.70 )
                              -----------------------------
                  =     2 *{[(                               +1)^6]-1}=  7.17%
                              (   4,087,082.168*    10.08 )

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  GROWTH AND INCOME FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (10/14/94 TO 01/31/95):
                        (  1,014.7/1,000) - 1 =       1.47%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,026.5/1,000) - 1 =       2.65%

   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,015.7/1,000) - 1 =       1.57%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,026.5/1,000) - 1 =       2.65%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  GROWTH AND INCOME FUND


                                             (a-b)
                                         -------------
30-Day S.E.C. Yield Equation  =   2 *{[(      (cd)       +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (     102.485.47 -   29,356.88 )
                              --------------------------------
                  =     2 *{[(                                +1)^6]-1}=  2.72%
                              (   3,212,504.222*       10.09 )

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  GROWTH STOCK FUND



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (11/01/93 TO 01/31/95):
                        (  1,016.3/1,000) - 1 =       1.63%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,027.6/1,000) - 1 =       2.76%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,006.1/1,000) - 1 =       0.61%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,027.6/1,000) - 1 =       2.76%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  GROWTH STOCK FUND


                                                 (a-b)
                                            ----------------
30-Day S.E.C. Yield Equation  =     2 *{[(        (cd)          +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (     250,991.99 -   105,309.19)

                              --------------------------------
                  =     2 *{[(                                 +1)^6]-1}=  1.52%
                              (  11,483,457.351*       10.04 )

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (12/13/93 TO 01/31/95):
                        (    969.2/1,000) - 1 =      -3.08%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,016.5/1,000) - 1 =       1.65%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,011.5/1,000) - 1 =       1.15%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,016.5/1,000) - 1 =       1.65%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS

                  SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


                                              (a-b)
                                          -------------
30-Day S.E.C. Yield Equation  =   2 *{[(       (cd)       +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (     89,127.14 -   8,847.88)
                              -----------------------------
                  =     2 *{[(                              +1)^6]-1}=  6.85%
                              (  1,540,997.498*       9.25)

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  TAX-FREE SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000


EXAMPLE:

   SINCE INCEPTION:     (10/14/94 TO 01/31/95):
                        (  1,021.3/1,000) - 1 =       2.13%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,032.7/1,000) - 1 =       3.27%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,036.9/1,000) - 1 =       3.69%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,032.7/1,000) - 1 =       3.27%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  TAX-FREE SECURITIES FUND


                                             (a-b)
                                           ---------
30-Day S.E.C. Yield Equation  =     2 *{[(    (cd)    +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (  1,395,342.63 - 188,781.29)
                              ----------------------------
                  =     2 *{[(                              +1)^6]-1}=  5.49%
                              ( 26,392,157.849*      10.10)

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES

                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (10/14/94 TO 01/31/95):
                        (    999.4/1,000) - 1 =      -0.06%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,003.0/1,000) - 1 =       0.30%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,004.4/1,000) - 1 =       0.44%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,003.0/1,000) - 1 =       0.30%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND


                                               (a-b)
                                           -------------
30-Day S.E.C. Yield Equation  =   2 *{[(        (cd)       +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends


            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (   149,516.92 -  28,220.34)
                              ----------------------------
                  =     2 *{[(                             +1)^6]-1}=  4.00%
                              ( 3,704,338.623*       9.91)

The performance was computed based on the thirty day period ending January 31, 1995.

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  TOTAL RETURN
                  NO LOAD CALCULATIONS
                  U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:  0.00%

T = (ERV/P) - 1

WHERE:      T =         TOTAL RETURN

            ERV =       ENDING REDEEMABLE VALUE AT THE END
                        OF THE PERIOD OF A HYPOTHETICAL
                        $1,000 INVESTMENT MADE AT
                        THE BEGINNING OF THE PERIOD

            P =         A HYPOTHETICAL INITIAL PAYMENT OF $1,000

EXAMPLE:

   SINCE INCEPTION:     (11/01/93 TO 01/31/95):
                        (    928.8/1,000) - 1 =      -7.12%
   YEAR TO DATE:        (01/01/95 TO 01/31/95):
                        (  1,022.1/1,000) - 1 =       2.21%
   QUARTERLY:           (11/01/94 TO 01/31/95):
                        (  1,034.1/1,000) - 1 =       3.41%
   MONTHLY:             (01/01/95 TO 01/31/95):
                        (  1,022.1/1,000) - 1 =       2.21%

                  PACIFIC CAPITAL FUNDS
                  INSTITUTIONAL (B) SHARES
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS
                  U.S. TREASURY SECURITIES FUND


                                              (a-b)
                                           ----------
30-Day S.E.C. Yield Equation  =     2 *{[(    (cd)      +1)^6]-1}=

WHERE       a =   Dividends and interest earned during the period

            b =   Expenses accrued for the period (net of reimbursements)

            c = The average daily number of shares outstanding during the period that were entitled to receive dividends

            d = The maximum offering price (NAV for No Load) per share on the last day of the period

   WITHOUT LOAD:

                              (   367,632.02 -  45,624.91)
                              ----------------------------
                  =     2 *{[(                              +1)^6]-1}=  6.81%
                              ( 6,561,979.178*       8.77 )

The performance was computed based on the thirty day period ending January 31, 1995.

                          PACIFIC CAPITAL FUNDS
                          INSTITUTIONAL (B) SHARES
                          EXHIBIT 16
                          TOTAL RETURN
                          NO LOAD CALCULATIONS
                          GROWTH STOCK FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%

T = (ERV/P) - 1

WHERE:     T =    TOTAL RETURN

           ERV =  ENDING REDEEMABLE VALUE AT THE END OF THE

                  PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                  MADE AT THE BEGINNING OF THE PERIOD.

           P =    A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:  ( 11/01/93 TO 01/31/95):
                       (   1,016.3 /1,000^(1/(   457 / 365))-1=          1.30%
     YEAR TO DATE:     ( 01/01/95 TO 01/31/95):
                       (   1,027.6 /1,000) - 1 =          2.76%
     QUARTERLY:        ( 11/01/94 TO 01/31/95):
                       (   1,006.1 /1,000) - 1 =          0.61%
     MONTHLY:          ( 01/01/95 TO 01/31/95 ):
                       (   1,027.6 /1,000) - 1 =          2.76%
     1 YEAR:           ( 02/01/94 TO 01/31/95):
                       (   999.5 /1,000^(1/(     365 /365))-1) =        -0.05%

                          PACIFIC CAPITAL FUNDS
                          INSTITUTIONAL (B) SHARES
                          EXHIBIT 16
                          TOTAL RETURN
                          NO LOAD CALCULATIONS
                          SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF: 0.00%

T = (ERV/P) - 1

WHERE:      T =       TOTAL RETURN

            ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                      PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                      MADE AT THE BEGINNING OF THE PERIOD.

            P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

     SINCE INCEPTION:  ( 12/13/93 TO 01/31/95):
                       (   969.2 /1,000^(1/(     415 / 365))-1 =     -2.72%
     YEAR TO DATE:     ( 01/01/95 TO 01/31/95):
                       (   1,016.5 /1,000) - 1 =          1.65%
     QUARTERLY:        ( 11/01/94 TO 01/31/95):
                       (   1,011.5 /1,000) - 1 =          1.15%
     MONTHLY:          ( 01/01/95 TO 01/31/95 ):
                       (   1,016.5 /1,000) - 1 =          1.65%
     1 YEAR:           ( 02/01/94 TO 01/31/95):
                       (   960.0 /1,000^(1/(     365 /365))-1) =     -4.00%

                          PACIFIC CAPITAL FUNDS
                          INSTITUTIONAL (B) SHARES
                          EXHIBIT 16
                          TOTAL RETURN
                          NO LOAD CALCULATIONS
                          U.S TREASURY SECURITIES FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%

T = (ERV/P) - 1

WHERE:      T =       TOTAL RETURN

            ERV =     ENDING REDEEMABLE VALUE AT THE END OF THE
                      PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT
                      MADE AT THE BEGINNING OF THE PERIOD.

            P =       A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

    SINCE INCEPTION:    ( 11/01/93 TO 01/31/95):
                        (    928.8 /1,000^(1/(     457 / 365))-1=     -5.73%
    YEAR TO DATE:       ( 01/01/95 TO 01/31/95):
                        (   1,022.1 /1,000) - 1 =          2.21%
    QUARTERLY:          ( 11/01/94 TO 01/31/95):
                        (   1,034.1 /1,000) - 1 =          3.41%
    MONTHLY:            ( 01/01/95 TO 01/31/95 ):
                        (   1,022.1 /1,000) - 1 =          2.21%
    1 YEAR:             ( 02/01/94 TO 01/31/95):
                        (   930.7 /1,000^(1/(     365 /365))-1) =     -6.93%